Exhibit 10.78

AMENDMENT NO. 1 AMENDED AND RESTATED LOAN AGREEMENT

THIS AMENDMENT NO. 1 AMENDED AND RESTATED LOAN AGREEMENT (this “Amendment”) is made and entered into as of November 16, 2007, with respect to that certain Amended and Restated Loan Agreement dated as of August 8, 2007 (as amended, restated, supplemented or otherwise modified from time to time, the “Loan Agreement”), by and among JARDEN RECEIVABLES, LLC, a Delaware limited liability company, as “Borrower”, JARDEN CORPORATION, a Delaware corporation, as “Servicer”, THREE PILLARS FUNDING LLC, a Delaware limited liability company (together with its successors and permitted assigns, as “Lender”, and SUNTRUST ROBINSON HUMPHREY, INC., a Tennessee corporation, as “Administrator”. Capitalized terms used and not otherwise defined herein are used with the meanings attributed thereto in the Loan Agreement.

BACKGROUND

The parties wish to amend the Loan Agreement on the terms and subject to the conditions hereinafter set forth.

NOW, THEREFORE, in consideration of the premises and the mutual agreements herein contained, the parties hereto agree as follows:

1. Amendment. The definitions of the “Facility Limit terms in Section 1.1 of the Loan Agreement is hereby amended and restated in their entirety to read as follows:

“Facility Limit” means (i) at all times during the period (A) commencing on and including April 1, 2007 until but excluding January 15, 2008, (B) commencing on and including April 1, 2008 until but excluding November 15, 2008 and (C) for each year thereafter, commencing on and including April 1 of each such year until but excluding November 15 of each such year, the Maximum Facility Limit, (ii) at all times during the period (A) commencing on and including January 15, 2008 until but excluding April 1, 2008 and (B) commencing on and including November 15 of each year until but excluding January 15 of each year (other than during the period commencing on and including November 15, 2007 until but excluding January 15, 2008), $200,000,000, and (iii) at all times during the period commencing on and including January 15 of each year until but excluding April 1 of each year (other than the period commencing on and including January 15, 2008 until but excluding April 1, 2008), $100,000,000.

2. Representations. In order to induce the Administrator and the Lender to enter into this Amendment, the Borrower hereby represents and warrants to the Administrator and the Lender that, after giving effect to the waiver in Section 1 above, no Significant Event or Unmatured Significant Event exists and is continuing as of the date hereof.

3. Effectiveness. This Amendment shall become effective and shall inure to the benefit of the Borrower, the Lender, the Administrator and their respective successors and assigns when the Administrator shall have received one or more counterparts of this Amendment, duly executed and delivered by each of the parties hereto.

4. Ratification. Except as expressly amended above, the Loan Agreement remains unaltered and in full force and effect and is hereby ratified and confirmed.

5. GOVERNING LAW. THIS WAIVER SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (AND NOT THE LAW OF CONFLICTS) OF THE STATE OF NEW YORK.

6. Counterparts. This Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by facsimile shall be effective as delivery of a manually executed counterpart of this Amendment.

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IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the day and year first above written.

JARDEN RECEIVABLES, LLC, AS BORROWER

By:	/s/ Richard T. Sansone
Name:	Richard T. Sansone
Title:	Vice President, Sunbeam Products, Inc. (Managing Member)

JARDEN CORPORATION, AS INITIAL SERVICER

By:	/s/ Richard T. Sansone
Name:	Richard T. Sansone
Title:	Chief Accounting Officer

THREE PILLARS FUNDING LLC, AS LENDER

By:	/s/ Doris J. Hearn
Name:	Doris J. Hearn
Title:	Vice President

SUNTRUST ROBINSON HUMPHREY, INC., AS ADMINISTRATOR

By:	/s/ Michael G. Maza
Name:	Michael G. Maza
Title:	Managing Director